HARSCO CORPORATION                                                    EXHIBIT 21

Subsidiaries of the Registrant

                                                                         Country of                    Ownership
Name                                                                     Incorporation                 Percentage
----                                                                     -------------                 ----------
Heckett MultiServ SAIC                                                   Argentina                            100%
MetServ Holdings Pty. Limited                                            Australia                             55%
MetServ Australasia Pty. Ltd.                                            Australia                             70%
MetServ Victoria Pty. Ltd.                                               Australia                             70%
MetServ Pty. Ltd.                                                        Australia                             55%
Harsco (Australia) Pty. Limited                                          Australia                            100%
Fairmont Tamper (Australia) Pty. Limited                                 Australia                            100%
Taylor-Wharton (Australia) Pty. Limited                                  Australia                            100%
Heckett MultiServ (Australia) Pty. Ltd.                                  Australia                            100%
AluServ Middle East W.L.L.                                               Bahrain                               65%
Heckett MultiServ S.A.                                                   Belgium                              100%
Heckett MultiServ Russia S.A.                                            Belgium                              100%
Loyquip Holdings S.A.                                                    Belgium                              100%
Societe D'Etudes et D'Administration des Enterprises S.A.                Belgium                              100%
Fortuna Insurance Limited                                                Bermuda                              100%
Harsco (Bermuda) Limited                                                 Bermuda                              100%
Sobremetal - Recuperacao de Metais Ltda                                  Brazil                               100%
Comercio de Rejeitos Industriais Ltda                                    Brazil                               100%
Harsco Canada Limited                                                    Canada                               100%
Heckett MultiServ S.A.                                                   Chile                                100%
EnviroServ Co., Ltd.                                                     China                                 55%
MultiServ Wuhan Co. Ltd.                                                 China                                100%
MultiServ Jiangxi Co. Ltd.                                               China                                100%
Taylor-Wharton (Beijing) Cryogenic Equipment Co. Ltd.                    China                                 51%
MultiServ Spol s.r.o.                                                    Czech Republic                       100%
Czech Slag - Nova Hut s.r.o.                                             Czech Republic                        65%
Czech Slag Consulting s.r.o.                                             Czech Republic                       100%
Czech Slag s.r.o.                                                        Czech Republic                       100%
Slag Reduction Vitkovice s.r.o.                                          Czech Republic                        65%
Heckett MultiServ Bahna S.A.E.                                           Egypt                                 65%
Heckett Bahna Co. for Industrial Operations S.A.E.                       Egypt                                 65%
Heckett MultiServ France S.A.                                            France                               100%
Floyequip S.A.                                                           France                               100%
PyroServ                                                                 France                               100%
Heckett MultiServ SAS                                                    France                               100%
Heckett MultiServ Sud S.A.                                               France                               100%
Heckett MultiServ Industries                                             France                               100%
Heckett MultiServ Logistique Et Services Specialises                     France                               100%
Carbofer International GmbH                                              Germany                              100%
MultiServ GmbH                                                           Germany                              100%
Harsco GmbH                                                              Germany                              100%
IMS Servizi SpA                                                          Italy                                100%
MultiServ SrL                                                            Italy                                100%



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
                                                                         Country of                    Ownership
Name                                                                     Incorporation                 Percentage
----                                                                     -------------                 ----------
ILSERV SrL                                                               Italy                                 65%
Luxequip Holding S.A.                                                    Luxembourg                           100%
Heckett MultiServ S.A.                                                   Luxembourg                           100%
Societe Luxembourgeoise D'Interim S.A.                                   Luxembourg                           100%
Heckett MultiServ Kemaman SDN. BHD.                                      Malaysia                             100%
Taylor-Wharon Gas Equipment SDN. BHD.                                    Malaysia                             100%
Tayor-Wharton Asia (M) SDN. BHD.                                         Malaysia                             100%
Irving, S.A. de C.V.                                                     Mexico                               100%
Heckett Mexicana, S.A. de C.V.                                           Mexico                               100%
Andamios Patentados, S.A. de C.V.                                        Mexico                               100%
Servicios Industriales Siderurgicos, S.A. de C.V.                        Mexico                               100%
Electroforjados Nacionales, S.A. de C.V.                                 Mexico                               100%
Heckett MultiServ International N.V.                                     Netherlands                          100%
Heckett MultiServ Finance B.V.                                           Netherlands                          100%
Heckett MultiServ China B.V.                                             Netherlands                          100%
Heckett MultiServ Far East B.V.                                          Netherlands                          100%
Harsco Europe B.V.                                                       Netherlands                          100%
Heckett MultiServ (Holland) B.V.                                         Netherlands                          100%
Slag Reductie (Pacific) B.V.                                             Netherlands                          100%
Slag Reductie Nederland B.V.                                             Netherlands                          100%
Heckett MultiServ AS                                                     Norway                               100%
Slag Reduction Polska SP Z.O.O                                           Poland                               100%
Companhia de Tratemento de Sucatas, Lda.                                 Portugal                             100%
Heckett MultiServ Saudi Arabia Limited                                   Saudi Arabia                          55%
MultiServ Slovensko spol. s.r.o.                                         Slovakia Republic                    100%
Heckett MultiServ (FS) (Pty.) Limited                                    South Africa                         100%
SteelServ (Pty.) Ltd.                                                    South Africa                          51%
Faber Prest (South Africa) (Proprietary) Ltd.                            South Africa                         100%
S.R.V. Mill Services (Pty.) Ltd.                                         South Africa                         100%
Heckett MultiServ (SR) (Pty.) Ltd.                                       South Africa                         100%
SRH Pty. Ltd.                                                            South Africa                         100%
MultiServ Lycrete S.A.                                                   Spain                                100%
Serviequipo S.A.                                                         Spain                                100%
MultiServ Intermetal S.A.                                                Spain                                100%
MultiServ Iberica S.A.                                                   Spain                                100%
Heckett MultiServ Reclamet S.A.                                          Spain                                100%
Gestion Materias Ferricas, S.A.                                          Spain                                100%
Heckett MultiServ Nordiska AB                                            Sweden                               100%
Heckett MultiServ Thailand Limited                                       Thailand                              70%
EFIC Ltd.                                                                U.K.                                 100%
Heckett MultiServ Investment Limited                                     U.K.                                 100%
Heckett MultiServ plc                                                    U.K.                                 100%
Heckett MultiServ (U.K.) Ltd.                                            U.K.                                 100%
MultiServ Overseas Ltd.                                                  U.K.                                 100%
Quipco Ltd.                                                              U.K.                                 100%
Harsco (U.K.) Ltd.                                                       U.K.                                 100%



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



                                                                         Country of                    Ownership
Name                                                                     Incorporation                 Percentage
----                                                                     -------------                 ----------
The Permanent Way Equipment Company Limited                              U.K.                                 100%
Heckett International Services Limited                                   U.K.                                 100%
Heckett Limited                                                          U.K.                                 100%
B.P. Dempsey Ltd.                                                        U.K.                                 100%
Faber Prest (Australia) Limited                                          U.K.                                 100%
Faber Prest (Overseas) Limited                                           U.K.                                 100%
Faber Prest (Pacific) Limited                                            U.K.                                 100%
Faber Prest Distribution Limited                                         U.K.                                 100%
Faber Prest Limited                                                      U.K.                                 100%
Flixborough Wharf Limited                                                U.K.                                  75%
Gunness Wharf Limited                                                    U.K.                                 100%
Heckett MultiServ (ASR) Ltd.                                             U.K.                                 100%
Heckett MultiServ (Sheffield) Ltd.                                       U.K.                                 100%
Heckett MultiServ (SR) Ltd.                                              U.K.                                 100%
Otis Transport Services Limited                                          U.K.                                 100%
Slag Reduction Overseas Limited                                          U.K.                                 100%
Faber Prest (US) Ltd.                                                    U.K.                                 100%
Harsco Foreign Sales Corporation                                         U.S. Virgin Islands                  100%
Bio-Oxidation Services Inc.                                              U.S.A.                               100%
Bio-Oxidation, Inc.                                                      U.S.A.                               100%
Heckett MultiServ U.S. Corporation                                       U.S.A.                               100%
Heckett MultiServ Inc.                                                   U.S.A.                               100%
Heckett MultiServ Operations Ltd.                                        U.S.A.                               100%
Heckett MultiServ General Corp.                                          U.S.A.                               100%
Heckett MultiServ Intermetal Inc.                                        U.S.A.                               100%
Heckett Technology Services Inc.                                         U.S.A.                               100%
Harsco Defense Holding, Inc.                                             U.S.A.                               100%
Harsco Minnesota Corporation                                             U.S.A.                               100%
Harsco UDLP Corporation                                                  U.S.A.                               100%
Heckett MultiServ Investment Corporation                                 U.S.A.                               100%
T.J. Egan and Company Inc.                                               U.S.A.                               100%
Chemi-Trol Chemical Co.                                                  U.S.A.                               100%
Faber Prest (U.S.), Inc.                                                 U.S.A.                               100%
Harsco Technologies Corporation                                          U.S.A.                               100%
Heckett MultiServ International Holdings                                 U.S.A.                               100%
SRA Mill Services, Inc.                                                  U.S.A.                               100%
Heckett MultiServ MV & MS, C.A.                                          Venezuela                            100%



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Companies in which Harsco Corporation does not have majority ownership are not consolidated. These companies are listed below as unconsolidated entities


                                                                         Country of
                                                                         Incorporation/                Ownership
Name                                                                     Organization                  Percentage
----                                                                     ------------                  ----------
Steelstone Holdings Pty. Ltd.                                            Australia                             50%
Steelstone Pty. Limited                                                  Australia                             50%
Phooltas Tamper Private Limited                                          India                                 40%
Ferro Scrap Nigam Ltd.                                                   India                                 40%
P.T. Purna Baja Heckett                                                  Indonesia                             40%
IKG-Salcon SDN. BHD.                                                     Malaysia                              50%
The Slag Reduction Company (New Zealand) Limited                         New Zealand                           50%
Auxihec                                                                  Spain                                 50%
S. R. Gabisa, S.A.                                                       Spain                                 50%



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